[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.52

DEPOSITARY AGREEMENT

among

2012 V PPA PROJECT COMPANY, LLC,

a Delaware limited liability company,

as Borrower

and

PE12GVVC (BLOOM PPA) LTD.,

as Administrative Agent

and

DEUTSCHE BANK TRUST COMPANY AMERICAS

as Depositary and Collateral Agent

Dated as of February 21, 2013

i

	4.6.11	Individual Capacity.	17
	4.6.12	Duties.	17
	4.6.13	Succession.	18
4.7	Remedies.		18
4.8	Costs, Expenses and Attorneys’ Fees.		18
4.9	Additional Rights of Collateral Agent and Depositary.		19
	4.9.1	Actions.	19
	4.9.2	No Responsibility for Statements, Etc.	19
	4.9.3	Collateral.	20

ARTICLE 5. TERMINATION OF AGREEMENT			20

ARTICLE 6. MISCELLANEOUS			20
6.1	Notices.		20
6.2	Benefit of Agreement.		22
6.3	Delay and Waiver.		22
6.4	Amendments.		22
6.5	Governing Law.		22
6.6	Consent to Jurisdiction.		23
6.7	WAIVER OF JURY TRIAL.		23
6.8	Severability.		24
6.9	Headings.		24
6.10	Successors and Assigns.		24
6.11	Entire Agreement.		24
6.12	Survival of Agreements.		24
6.13	Counterparts.		24

	EXHIBITS

Exhibit A	Form of Account Withdrawal Instruction

Exhibit B	Rules of Interpretation

ii

This DEPOSITARY AGREEMENT, dated as of February 21, 2013 (this “Agreement”), is entered into by and among 2012 V PPA PROJECT COMPANY, LLC, a Delaware limited liability company (“Borrower”), PE12GVVC (BLOOM PPA) LTD., as administrative agent for the Secured Parties referred to in the Credit Agreement (as defined below) (in such capacity, “Administrative Agent”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as depositary agent, bank and securities intermediary (in such capacities, “Depositary”) and as collateral agent for the Secured Parties (in such capacity, “Collateral Agent”).

RECITALS

A. Borrower desires to develop, construct, install, finance, own, operate and maintain the [***] Project (as defined herein) and the [***] Project (as defined in the Credit Agreement) (collectively, the “Project”).

B. In order to finance the Projects and the acquisition of certain other assets related thereto, Borrower has entered into that certain Credit Agreement, dated as of December 21, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, PE12GVVC (Bloom PPA) LTD. and PE12PXVC (Bloom PPA) LTD., as lenders (together with the other institutions from time to time party thereto, the “Lenders”), Administrative Agent and Collateral Agent, pursuant to which, among other things, Lenders have extended commitments to make loans to, and for the benefit of, Borrower.

C. In order to further secure and support Borrower’s obligations to the Lenders under the Credit Agreement, Borrower is entering into this Agreement, pursuant to which, among other things, Borrower will grant to Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Accounts and in all financial assets held therein or credited thereto and all proceeds thereof.

D. Depositary has agreed to act as depositary agent, bank and securities intermediary pursuant to the terms of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the promises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower hereby agrees with Administrative Agent, Collateral Agent and Depositary, for the benefit of the Secured Parties, as follows:

ARTICLE 1.

DEFINED TERMS

1.1 Defined Terms. The following terms when used in this Agreement, including its preamble and recitals, shall have the following meanings:

[***] Confidential Treatment Requested

“Account Withdrawal Instruction” means an instruction letter substantially in the form of Exhibit A hereto signed by Administrative Agent and delivered to the Collateral Agent and to the Depositary.

“Accounts” has the meaning set forth in Section 2.1.

“Administrative Agent” has the meaning given in the preamble to this Agreement.

“Authorized Signatory” has the meaning given in Section 4.6.10.

“Borrower” has the meaning given in the preamble to this Agreement.

“Collateral” means all property which is subject or is intended to become subject to the security interests or liens granted by any of the Collateral Documents.

“Collateral Agent” has the meaning given in the preamble to this Agreement.

“Construction Account” means the account designated by that name established by Borrower with Depositary pursuant to Section 2.1.

“Credit Agreement” has the meaning given in the recitals to this Agreement.

“Depositary” has the meaning given in the preamble to this Agreement.

“Distribution Suspense Account” means the account designated by that name established by Borrower with Depositary pursuant to Section 2.1.

“DSR Account” means the account designated by that name established by Borrower with Depositary pursuant to Section 2.1.

“Indemnified Persons” has the meaning given in Section 4.6.7(a).

“Insurance Proceeds Account” means the account designated by that name established by Borrower with Depositary pursuant to Section 2.1.

“Item” shall have the meaning given to such term in Section 4.5(b) herein.

“Lenders” has the meaning given in the recitals to this Agreement.

“Maintenance Reserve Account” means the account designated by that name established by Borrower with Depositary pursuant to Section 2.1.

“Moody’s” means Moody’s Investors Service, Inc.

“Operating Account” means the account designated by that name established by Borrower with Depositary pursuant to Section 2.1.

“Permitted Investments” means: (i) marketable securities issued by the U.S. Government and supported by the full faith and credit of the U.S. Treasury by statute; (ii) marketable debt securities, rated Aaa by Moody’s and/ or AAA by S&P, issued by U.S. Government-sponsored enterprises, U.S. Federal agencies, U.S. Federal financing banks, and international institutions whose capital stock has been subscribed for by the United States; (iii) certificates of deposit, time deposits, and bankers acceptances of any bank or trust company incorporated under the laws of the United States or any state, provided that, at the date of acquisition, such investment, and/or the commercial paper or other short term debt obligation of such bank or trust company has a short-term credit rating or ratings from Moody’s and/or S&P, each at least P-1 or A-1; (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition is rated by Moody’s and/or S&P, provided each such credit rating is least P-1 and/or A-1; (v) money market mutual funds that are registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and operated in accordance with Rule 2a-7 and that at the time of such investment are rated Aaa by Moody’s and/or AAAm by S&P, including such funds for which the Depositary or an affiliate provides investment advice or other services; (vi) tax-exempt variable rate commercial paper, tax-exempt adjustable rate option tender bonds, and other tax-exempt bonds or notes issued by municipalities in the United States, having a short-term rating of “MIG-1” or “VMIG-1” or a long term rating of “AA” (Moody’s), or a short-term rating of “A-1” or a long term rating of “AA” (S&P); (vii) repurchase obligations with a term of not more than thirty days, 102 percent collateralized, for underlying securities of the types described in clauses (i) and (ii) above, entered into with any bank or trust company or its respective affiliate meeting the requirements specified in clause (iii) above; and (viii) maturities on the above securities shall not exceed 365 days and all rating requirements and/or percentage restrictions are based on the time of purchase.

“Person” means any natural person, corporation, partnership, limited liability company, firm, association, governmental authority or any other entity whether acting in an individual, fiduciary or other capacity.

“Project” has the meaning given in the recitals to this Agreement.

“Revenue Account” means the account designated by that name established by Borrower with Depositary pursuant to Section 2.1.

“S&P” means Standard and Poor’s Ratings Services, a division of the McGraw- Hill Companies, Inc.

“Secured Parties” means Administrative Agent, Collateral Agent, the Lenders and each of their respective successors, transferees and assigns.

“SGIP Proceeds Account” means the account designated by that name established by Borrower with Depositary pursuant to Section 2.1.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions related to such provisions.

1.2 Undefined Terms. Unless otherwise defined herein, capitalized terms used in this Agreement have the meanings provided in the Credit Agreement.

1.3 Rules of Interpretation. The rules of interpretation set forth in Exhibit B shall apply to this Agreement.

ARTICLE 2.

ESTABLISHMENT AND ADMINISTRATION OF ACCOUNTS

2.1 Establishment of Accounts with Depositary. Borrower hereby directs Depositary to establish on or prior to the date hereof and maintain until the termination of this Agreement in accordance with Article 5 or as otherwise expressly set forth herein, at its office located at 60 Wall Street MSNYC 60-2710, New York, NY 10005, Attention: Trust and Agency Services, the following accounts (each to be referred to herein by the defined term provided, and collectively the “Accounts”), in the name of Borrower (as the securities entitlement holder), but under the exclusive dominion and control of Collateral Agent pursuant to the terms of this Agreement:

Name of Account at Depositary	Account Number		Defined Term for Account

Construction Account	[	***]	“Construction Account”

Revenue Account	[	***]	“Revenue Account”

Insurance Proceeds Account	[	***]	“Insurance Proceeds Account”

Operating Account	[	***]	“Operating Account”

Distribution Suspense Account	[	***]	“Distribution Suspense Account”

DSR Account	[	***]	“DSR Account”

Maintenance Reserve Account	[	***]	“Maintenance Reserve Account”

SGIP Proceeds Account	[	***]	“SGIP Proceeds Account”

[***] Confidential Treatment Requested

The complete wire instructions for each of the Accounts are as follows:

Deutsche Bank Trust Company Americas

ABA No.: 021001033

Account #: [***]

Beneficiary Name: Trust and Securities Services

FFC AC : PORT [Applicable Account Number]

Attention: [***] - 2012 V PPA Project Co. [Reference Applicable Account Name]

(b) Depositary shall send copies of all statements and confirmations for the Accounts simultaneously to Borrower, Administrative Agent and Collateral Agent.

2.2 Permitted Investments;

2.2.1 Directing the Making of Investments. Any cash held in Accounts maintained hereunder shall be invested and reinvested in Permitted Investments from time to time by Depositary at the expense and risk of Borrower (a) as directed by Borrower, so long as Collateral Agent has not notified Depositary that an “Event of Default” under the Credit Agreement has occurred and is continuing or after Collateral Agent has notified Depositary that any such Event of Default no longer exists, and (b) if Borrower fails to so direct Depositary, or if there exists an Event of Default and Collateral Agent fails to so direct Depositary, by [***] on the date on which the term of any Permitted Investment terminates, amounts in respect of such terminating Permitted Investment will remain uninvested until such time as Borrower, or Collateral Agent if there exists an Event of Default, directs Depositary to invest such amounts in Permitted Investments. Depositary’s obligation to invest such amounts is conditioned upon receipt by Depositary of a valid Form W-9 of the Internal Revenue Service of the United States in accordance with Section 2.2.3. The right to direct the manner of investment includes, but is not limited to, the right (i) to direct Depositary to sell any Permitted Investment or hold it until maturity and (ii) upon any sale at maturity of any Permitted Investment, to direct Depositary to reinvest the proceeds thereof, plus any interest received by Depositary thereon, in Permitted Investments or to hold such proceeds and interest for application pursuant to the terms of this Agreement. Depositary shall have no liability for any loss resulting from any such investment other than any such loss caused solely by Depositary’s willful misconduct or gross negligence. Except as otherwise provided in this Section 2.2, any balances in the Accounts shall remain uninvested. Application of Permitted Investments. Permitted Investments purchased upon the direction of Borrower, as the case may be, under the provisions of this Agreement by Depositary shall be deemed at all times to be a part of the Account from which funds were withdrawn in order to acquire the Permitted Investment and shall be deemed to constitute funds on deposit in and credited to such Account, and the income or interest earned and gains realized in excess of losses incurred by an Account due to the investment of funds deposited therein shall be credited and retained in the particular Account in respect of which the Permitted Investment was purchased, except as expressly provided by the terms hereof.

[***] Confidential Treatment Requested

2.2.3 Earnings. (a) For purposes of any income tax payable on account of any income or gain on an investment, such income or gain shall be credited solely to Borrower for tax reporting purposes. Depositary shall provide to Borrower a statement with respect to all interest earned on any Account as of the close of each calendar year for which income is earned on the Accounts. Borrower shall provide Depositary with its taxpayer identification number, documented, to the extent necessary, by an appropriate executed Form W-9, upon execution of this Agreement. The Form W-9 shall, to the extent necessary, be renewed as required by the Internal Revenue Service of the United States and provided to Depositary.

(b) Any interest, gain or other earnings on, or proceeds of, investments credited to any Account that may be received by Depositary shall be deposited in such Account.

2.2.4 Liquidation of Investments for Distributions. Any direction of an Authorized Signatory of Borrower, with respect to the investment or reinvestment of monies held in any Account, shall direct investment or reinvestment only in Permitted Investments that shall mature in such amounts and have maturity dates or be subject to redemption at the option of the holder thereof on or prior to maturity as needed for the purposes of transfers into and from such Accounts. Administrative Agent is hereby authorized to direct Depositary (or direct Collateral Agent to direct depository) to liquidate or direct the liquidation of any Permitted Investment (without regard to maturity date) whenever Administrative Agent deems it necessary in order to make or cause to be made any deposit, transfer or distribution permitted under the terms of the Credit Agreement and this Agreement. In furtherance, and not in limitation, but without duplication, of any other indemnity or limitation of liability with respect to Collateral Agent or Depositary contained herein, neither Collateral Agent nor any other Secured Party shall in any way be liable for any losses incurred by Borrower, including losses due to early liquidation or market risk, which are a result of any action of Collateral Agent’s under this provision, other than any such loss arising from Collateral Agent’s willful misconduct or gross negligence. Neither Collateral Agent nor Depositary nor any other Secured Party shall in any event be liable or responsible for any loss, penalty or gain resulting from any investment made hereunder in accordance with the terms of this Agreement.

2.2.5 Value of Permitted Investments. For purposes of this Agreement (including determination of the balance in, or the aggregate amount on deposit in and credited to, any Account), the value of any investment shall be the lesser of (a) the face amount thereof and (b) the fair market value thereof.

2.2.6 Security Interest. Whenever the Borrower directs the Depositary to purchase a Permitted Investment not represented or evidenced by certificates, Borrower shall notify Collateral Agent of such purchase and, upon the request of Collateral Agent, Depositary shall deliver such information in the Depositary’s possession to Collateral Agent as may be reasonably necessary to enable Collateral Agent to take all necessary action, including giving confirmations and notices to record Collateral Agent’s interest therein, all as required by the UCC to perfect a first priority security interest for the benefit of Collateral Agent.

Without limiting the foregoing, whenever Depositary is instructed to purchase a Permitted Investment which is a certificate of deposit, Depositary shall simultaneously or promptly thereafter notify the issuer of the certificate of deposit as follows: Deutsche Bank Trust Company Americas, as Collateral Agent for the benefit of the Secured Parties, has a security interest and pledge in the certificate(s) of deposit being purchased this day by Deutsche Bank Trust Company Americas, as depositary agent and bailee on behalf of Collateral Agent and the other Secured Parties.

2.3 Books of Account; Statements; Etc. Depositary shall maintain books of account on a cash basis and record therein all deposits into and transfers to and from the Accounts and all investment transactions effected by Depositary pursuant to the terms hereof, and any such recordation shall constitute prima facie evidence of the information recorded. Not later than the [***] Business Day of each month, commencing with the first month to occur after the date hereof, Depositary shall deliver to Borrower a statement setting forth the transactions in each Account during the preceding month, including deposits, withdrawals and transfers from and to any Account, and specifying any Permitted Investments and other amounts held in each Account at the close of business on the [***] Business Day of the preceding month. In addition, Depositary shall respond as quickly as practically possible during normal business hours to requests by Administrative Agent, Collateral Agent or Borrower for information regarding deposits, investments and transfers into, in respect of and among the Accounts. The Depositary shall provide access to its on-line bank statements and transaction activities reports with respect to each Borrower account subject to Borrower and the Administrative Agent and Collateral Agent providing any reasonable information to Depositary which is needed to establish such person with access to such on-line system.

2.4 Adequate Instruction; Sufficiency of Funds. (a) In the event that Depositary receives any monies in respect of Borrower or any Affiliate thereof without adequate instruction as to the Account into which such monies are to be deposited, Depositary shall immediately deposit such monies into the Construction Account and, after notice from Collateral Agent and Administrative Agent that the Availability Period has ended, into the Revenue Account, keeping such records as may be necessary to adequately distinguish such monies from other funds held in such Account, and shall immediately thereafter notify Borrower and Administrative Agent of the receipt of such monies. At any time that Depositary subsequently receives instructions from Borrower and Administrative Agent jointly (unless an Event of Default exists, in which case instructions only from Administrative Agent shall be sufficient) specifying the Account into which any such monies should be deposited, Depositary shall transfer such monies, within [***] Business Day of receiving such notice, from the Construction Account or Revenue Account, as the case may be, into the Account(s) that Borrower and/or Administrative Agent specified in such subsequent instructions.

(b) To the extent that there are insufficient funds in the relevant Account to make a transfer or withdrawal directed by an Account Withdrawal Instruction, Depositary shall (i) immediately notify Borrower and Administrative Agent of such deficiency and (ii) thereafter, to the extent practicable, unless it promptly receives contrary joint instructions from Administrative Agent and Borrower, make such withdrawal or transfer to the extent of such funds.

[***] Confidential Treatment Requested

2.5 Power of Attorney. With respect to the powers and rights granted to Administrative Agent in Article 3, Borrower hereby constitutes and appoints Administrative Agent its true and lawful attorney-in-fact to make the direct payments specified therein, and this power of attorney shall be deemed to be a power coupled with an interest and shall be irrevocable. No further direction or authorization from Borrower shall be necessary to warrant or permit Administrative Agent to make such direct payments in accordance with the foregoing sentence and Article 3.

2.6 Interest. Depositary shall credit to each Account all receipts of interest and other income received in respect of the funds held in such Account.

ARTICLE 3.

APPLICATION OF FUNDS

3.1 Withdrawals and Transfers. Withdrawals of any funds and transfers of any funds from the Accounts shall be made in compliance with this Section 3.1. Upon receipt before [***] on a Business Day by Depositary of an Account Withdrawal Instruction pursuant to which Administrative Agent directs the withdrawal of funds from any Account, Depositary shall make such withdrawals and shall apply such funds to the uses and in the amounts specified in such Account Withdrawal Instruction as soon as reasonably practicable, and in any event within [***] after receipt of such Account Withdrawal Instruction.

ARTICLE 4.

SECURITY AND RELATED PROVISIONS; SECURITIES INTERMEDIARY

4.1 Securities Accounts; Deposit Accounts. Depositary hereby agrees and confirms that Depositary has established the Accounts as set forth and defined in this Agreement. The parties hereto hereby agree that:

(a) each Account is and will be maintained as a “securities account” (as defined in Section 8-501(a) of the UCC), and, to the extent that credit balances not constituting financial assets are credited thereto, as a “deposit account” (as defined in Section 9-102(a)(29) of the UCC);

(b) Depositary is acting in the capacity of “securities intermediary” (as defined in Section 8-102(a)(14) of the UCC) with respect to the Accounts and financial assets deposited therein or credited thereto, and as a “bank” (as defined in Section 9-102(a)(8) of the UCC) with respect to the Accounts and credit balances not constituting financial assets credited thereto;

(c) each item of property (whether cash, cash equivalents, instruments, investments, investment property or any other property, including Permitted Investments) credited to the Accounts shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC;

(d) Borrower is the “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) with respect to the “financial assets” (as defined in Section 8-102(a)(9) of the UCC) credited to the Accounts, and Borrower is the “customer” (as defined in Article 9 of the UCC) with respect to any deposit account;

[***] Confidential Treatment Requested

(e) the “securities intermediary’s jurisdiction” (as defined in Section 8-110(e) of the UCC) shall be the State of New York, and the “bank’s jurisdiction” for purposes of Section 9-304 of the UCC shall be the State of New York;

(f) all securities and other property constituting financial assets credited to the Accounts shall be registered in the name of Depositary or endorsed to Depositary or in blank, and in no case whatsoever will any financial asset credited to an Account be registered in the name of Borrower or any Affiliate thereof, payable to the order of Borrower or any Affiliate thereof or specially endorsed to Borrower or any Affiliate thereof except to the extent that the foregoing have been specially endorsed by Borrower or such Affiliate to Depositary or in blank;

(g) if there is any conflict between this Agreement and any other agreement relating to the Accounts, the provisions of this Agreement shall control; and

(h) Depositary shall not change the name of or account number for any Account without the prior written consent of Collateral Agent.

4.2 Certain Rights and Powers in Respect of Accounts and Funds.

4.2.1 Rights to Accounts. Until this Agreement is terminated pursuant to Article 5, Borrower shall not have any rights or powers with respect to the remittance of amounts credited to, the disbursement of credited amounts out of, or the investment of credited amounts in, Accounts, except to have amounts credited thereto applied in accordance with this Agreement; provided, however, that the parties hereto acknowledge and agree that the foregoing provisions of this Section 4.2.1 shall not be deemed to divest Borrower of its respective interest as an “entitlement holder” under the UCC, as provided in this Agreement.

4.2.2 Certain Additional Powers of Collateral Agent and Depositary. Depositary shall have the right, but not the obligation, to: (a) refuse any item for credit to any Account except as required by the terms of this Agreement; and (b) refuse to honor any request for transfer on any Account which is not consistent with this Agreement. If Borrower fails to perform any agreement contained herein, Collateral Agent may (but is not obligated to) itself perform, or cause the performance of, such agreement, and the expenses of Collateral Agent incurred in connection therewith shall be payable by Borrower upon demand. Borrower hereby irrevocably appoints Collateral Agent as Borrower’s attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower otherwise from time to time, if an Event of Default shall have occurred and be continuing, to take any action and to execute any instrument necessary to accomplish the purposes of this Agreement, including:

(i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Accounts or the proceeds of financial assets held therein or credited thereto;

(ii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) above;

(iii) to file any claims or take any action or institute any proceedings necessary for the collection of any of the Accounts or the proceeds of financial assets held therein or credited thereto or otherwise to enforce the rights of Collateral Agent with respect to any of the Accounts or the proceeds of financial assets held therein or credited thereto, provided that, with respect to this clause (iii), such rights shall be exercised in accordance with Section 4.7; and

(iv) to perform the affirmative obligations of Borrower hereunder.

Borrower hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 4.2.2 is irrevocable and coupled with an interest. The powers conferred on Collateral Agent hereunder are solely to protect its interest, on behalf of the Secured Parties, in the Accounts and the proceeds of financial assets held therein or credited thereto and shall not impose any duty on Collateral Agent to exercise any such powers. Except for the reasonable care of any Account in its possession or under its control, as the case may be, the performance of its respective obligations hereunder, the performance of the duties of a securities intermediary or a bank, as applicable, under the UCC, and the accounting for moneys actually received by it in accordance with the terms hereof, neither Depositary nor Collateral Agent shall have any duty as to any Account or the proceeds of financial assets held therein or credited thereto, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any such Account or proceeds. Each of Depositary and Collateral Agent (for the avoidance of doubt, Administrative Agent is deemed by all parties to not have any possessory rights with respect to or control over any Account) is required to exercise reasonable care in the custody and preservation of any Account in its possession or under its control (as the case may be); provided, however, that (A) Depositary in any event shall be deemed to have exercised reasonable care in the custody and preservation of any Account if it takes such action for that purpose as Collateral Agent or, at times other than upon the occurrence and during the continuance of any Event of Default, Borrower reasonably requests, but, notwithstanding the foregoing, the failure of Depositary to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care, and (B) Collateral Agent in any event shall be deemed to have exercised reasonable care in the custody and preservation of any Account if it takes such action for that purpose as Borrower reasonably requests at times other than upon the occurrence and during the continuance of any Event of Default, but, notwithstanding the foregoing, the failure of Collateral Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care. Nothing in this Section 4.2 shall be construed as limiting Collateral Agent’s maintenance of exclusive dominion and control over the Accounts.

4.2.3 Control.

(i) Notwithstanding any other provision of this Agreement or any other agreement, the Depositary agrees that it shall comply with all entitlement orders relating to the Accounts originated by the Collateral Agent, and with all instructions directing disposition of the funds in the Accounts originated by the Collateral Agent, in each case without further consent by the Borrower or any other Person.

(ii) Without limiting the agreement of the Depositary contained in Section 4.2.3(i), the Collateral Agent agrees with the Borrower that it will not originate any entitlement order or instruction unless some provision of this Agreement other than this Section 4.2.3 authorizes the Collateral Agent to do so.

4.3 Security Interest; Grant Pursuant to Security Agreement. To secure the timely payment in full in cash and performance in full of its Obligations, pursuant to the Security Agreement, Borrower has assigned, granted, hypothecated and pledged to, and granted a first priority Lien on and a security interest in favor of, Collateral Agent, on behalf of and for the sole and exclusive benefit of the Secured Parties, all the estate, right, title, interest and security entitlements of Borrower, whether now owned or hereafter acquired, in all Accounts and in all financial assets held therein or credited thereto and all proceeds thereof, including all rights of Borrower to receive moneys due in respect of all Accounts, all claims with respect to any Account, all income or gain earned in respect of the financial assets held in or credited to any Account, and all proceeds receivable or received when any Account is collected, exchanged or otherwise disposed of, whether voluntarily or involuntarily.

4.3.1 Acknowledgment. Depositary hereby acknowledges the security interest in, and the pledge by Borrower to Collateral Agent, for the benefit of the Secured Parties, of all of Borrower’s security entitlements to the Accounts and all financial assets held therein or credited thereto and all proceeds thereof, and Depositary will so indicate on the records maintained by Depositary with respect to Accounts. Depositary agrees to hold all such security entitlements and financial assets in its custody for the purposes of, and on the terms set forth in, this Agreement.

4.4 Perfection; Further Assurances. Borrower agrees that from time to time it shall promptly execute and deliver all instruments and documents, and take all actions, that may be reasonably necessary, or that Collateral Agent may reasonably request, in order to perfect and protect the assignment and first priority security interest granted or intended to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to the Accounts, all financial assets held therein or credited thereto and all proceeds thereof. Without limiting the generality of the foregoing, Borrower hereby authorizes the filing of such financing or continuation statements, or amendments thereto, and shall execute or deliver such other instruments, endorsements or notices, as may be reasonably necessary or desirable or as Collateral Agent may reasonably request, in order to perfect and preserve the assignments and security interests granted or purported to be granted hereby.

4.5 Other Liens; Adverse Claim. (a) Borrower represents and warrants, as of the date hereof, that:

(i) it has not assigned any of its rights under any Accounts except as part of the Collateral;

(ii) it has not executed and is not aware of any effective financing statement, security agreement, control agreement or other instrument similar in effect covering all or any part of the Accounts, except those in favor of the Collateral Agent; and

(iii) it has full power and authority to grant a security interest in and assign its right, title and interest in the Accounts and all financial assets held therein or credited thereto and all proceeds thereof hereunder. Borrower represents, warrants and covenants that it has not granted, and shall not grant, to any Person (other than Collateral Agent) any interest in any of the Accounts and that it has kept, and shall keep, the Accounts free from all other Liens (other than Liens in favor of the Collateral Agent and Permitted Liens).

(b) Depositary, to the best of its knowledge without any independent investigation, represents and warrants that it has no knowledge of any Lien on any of the Accounts other than the claims and interest of the parties as provided herein. To the extent that Depositary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Account or any security entitlement credited thereto, Depositary hereby subordinates to the security interest in the Accounts of Collateral Agent all property credited thereto, all security entitlements with respect to such property and any and all statutory, regulatory, contractual or other rights now or hereafter existing in its favor over or with respect to the Accounts, including (i) any and all contractual rights of pledge, set-off, lien or compensation, (ii) any and all statutory or regulatory rights of pledge, lien, set-off or compensation, (iii) any and all statutory, regulatory, contractual or other rights to put on hold, block transfers from or fail to honor instructions of Collateral Agent with respect to the Accounts, or (iv) any and all statutory or other rights to prohibit or otherwise limit the pledge, assignment, collateral assignment or granting of any type of security interest in the Accounts. Notwithstanding the foregoing, Depositary retains its rights against the Accounts in respect of the payment of Depositary’s customary fees for maintaining the Accounts, all other customary fees, charges and reversals and payment of all amounts due and owing to Depositary (including, without limitation, amounts payable to Depositary pursuant to Sections 4.6.7 and 4.8) hereunder. Such other customary fees, charges and reversals include, without limitation, reimbursement for the reversal of any provisional credits posted by Depositary to an Account for the face amount of any check, draft, money order, instrument, wire transfer or payment order of funds, automated clearing house entry, or other electronic transfer of funds or other item (each an “Item” and collectively “Items”) without regard to the timeliness of return or adjustment of any Item, any adjustments or corrections of any posting or encoding errors, all reasonable fees, charges and costs associated with the preparation, negotiation, and enforcement of this Agreement as well as all fees and charges assessed by Depositary as a result of it agreeing to enter into this Agreement and the ongoing administration of the Accounts.

(c) The financial assets credited to the Accounts shall not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than Collateral Agent and the Depositary.

4.6 Duties and Certain Rights of Depositary;

4.6.1 General. The duties of Depositary shall be determined solely by the express provisions of this Agreement and the provisions of the UCC relating to the duties of a securities intermediary or bank, as applicable, and no implied duties (fiduciary or otherwise), covenants or obligations shall be read into this Agreement against Depositary.

4.6.2 Appointment. Borrower hereby designates and appoints Deutsche Bank Trust Company Americas to act on its behalf as depositary agent and securities intermediary under this Agreement, and authorizes Depositary to execute, deliver and perform, on behalf of the Secured Parties, this Agreement and to take such actions on behalf of the Secured Parties under the provisions hereof and to exercise such powers and authority and perform such duties as are expressly delegated to Depositary by the terms of this Agreement and the Credit Agreement, together with such other powers and authority as are reasonably incidental thereto. Depositary hereby agrees to act as depositary agent and securities intermediary with respect to the Accounts and pursuant to this Agreement. The other parties hereto hereby acknowledge that Depositary shall act as depositary agent, securities intermediary (as defined in Section 8-102(a)(14)(ii) of the UCC) and, if applicable, as a bank (as defined in Section 9-102(a)(8) of the UCC) with respect to the Accounts and pursuant to this Agreement. Negative Pledge. Depositary hereby agrees that it shall not grant, subject to the terms of this Agreement, any security interests in the financial assets that it is obligated to maintain under this Agreement. Notwithstanding anything to the contrary, Depositary will not be required to comply with the preceding sentence if Depositary is required by a law, rule, regulation or request of a regulatory authority to grant any security interests in the financial assets that Depositary is obligated to maintain under this Agreement, provided that Depositary shall provide the Administrative Agent, the Collateral Agent and Borrower with written notice as soon as Depositary becomes aware of any such law, rule, regulation or request of a regulatory authority that would require Depositary to grant any security interests in the financial assets that Depositary is required to maintain under this Agreement. Subject to Section 4.5(b), Depositary hereby waives, to the fullest extent permitted by law, any Lien it may now have or subsequently acquire in respect of any Collateral, any right to apply any Collateral in satisfaction of any claims other than the claims of the Secured Parties in respect of the Liens granted under the Collateral Documents, and any right to set off claims against Collateral other than claims of any Secured Party under the Collateral Documents.

4.6.4 Instructions Upon an Event of Default. Upon the occurrence and during the continuation of an Event of Default, and until such time as Depositary receives notice from Administrative Agent that such Event of Default no longer exists, without limiting Administrative Agent’s, Collateral Agent’s or any other Secured Party’s rights or remedies herein or under any of the Collateral Documents, (i) Collateral Agent shall have the right, but not the obligation, to deliver to Depositary an “entitlement order” (within the meaning of Section 8-102(a)(8) of the UCC) or other directions instructing Depositary to administer the Accounts and disburse funds therefrom, and, upon the exercise of such right, Depositary shall comply with any such entitlement order or other directions from Collateral Agent without the further consent of Borrower or any other Person, (ii) Depositary shall not accept any instructions or certificates from Borrower with respect to the withdrawal or transfer of amounts in the Accounts or otherwise unless directed to do so by Collateral Agent and (iii) Depositary shall execute and deliver (or cause to be executed and delivered) to Collateral Agent all proxies and other instruments as Collateral Agent may reasonably request for the purpose of enabling Collateral Agent (on behalf of the Secured Parties) to exercise any voting or other consensual rights pertaining to the Accounts and the funds and investments therein. The parties hereto agree that until Depositary’s obligations under this Agreement shall terminate in accordance with the terms hereof, Collateral Agent shall have control of each of Borrower’s security entitlements with respect to the financial assets credited to the Accounts, the Accounts and all funds in any Accounts. Depositary hereby represents that it has not entered into, and agrees that, until the termination of this Agreement, it will not enter into any agreement with any other Person in respect of any of the Accounts pursuant to which it would agree to comply with entitlement orders, other orders or instructions made by such Person.

4.6.5 Standard of Care. Depositary shall exercise at least the level of care it exercises with respect to its own funds and, in all events, reasonable care, in administering and accounting for amounts actually received by Depositary in accordance with the terms hereof and credited to the Accounts and the Permitted Investments purchased with such amounts. In the event Depositary breaches the foregoing standard of care, Collateral Agent, Administrative Agent and Borrower expressly agree that Depositary’s liability shall be limited to actual damages directly caused by such breach as determined by a court of competent jurisdiction in a non-appealable final order, and in no event shall Depositary be liable for any incidental, indirect, special, punitive or consequential damages, regardless of whether or not Depositary knew of the likelihood or was made aware of the possibility of such damages.

4.6.6 Action Upon Notices; Exercise of Judgment. Depositary may conclusively and exclusively rely on Administrative Agent or Collateral Agent in determining whether a Default or Event of Default under the Credit Agreement has occurred, it being acknowledged and agreed by the parties hereto that if Depositary receives any conflicting notices, entitlement orders, requests, waivers, consents, receipts or other papers or documents hereunder, the applicable notice from Administrative Agent or Collateral Agent shall control. Depositary shall not be deemed to have knowledge of a Default or Event of Default under the Credit Agreement until it has received written notice thereof from the Borrower, Administrative Agent or Collateral Agent. Collateral Agent and Depositary shall each be permitted to conclusively rely and act or refrain from acting, as the case may be, upon any notice, entitlement order, request, waiver, consent, receipt or other paper or document (whether in its original or facsimile form, including portable document format (.pdf)) reasonably believed by it to be signed by Administrative Agent, Collateral Agent or Depositary, as applicable, Borrower or any other authorized Person. Parties hereto acknowledge that any action or direction (or inaction as the case may be) of Collateral Agent is only upon the proper notice or instruction of the Administrative Agent or other person authorized hereunder, as applicable. In the event that Borrower becomes subject to a voluntary or involuntary proceeding under the United States Bankruptcy Code, if Depositary is otherwise served with a court order or other judicial process which Depositary in good faith believes affects any Account, or Depositary is of the opinion that acting upon the instructions of the Administrative Agent would result in the violation of any applicable law, rule, regulation or request of a regulatory authority, Depositary may, upon notice to the Administrative Agent, cease acting upon the instructions of the Administrative Agent and suspend disbursements from the Accounts until such time as Depositary receives a court order or other assurances reasonably satisfactory to Depositary establishing that disbursements from the Accounts may continue.

4.6.7 Indemnification and Liability. (a) In consideration of the appointment of Depositary, (i) Borrower agrees fully to indemnify and hold Depositary and its directors, officers, employees and agents (collectively, the “Indemnified Persons”) harmless from and against any and all claims, losses, liabilities, damages, costs or expenses (including reasonable legal fees and expenses) incurred by the Indemnified Persons by reason of or resulting from this Agreement or any action (or inaction as the case may be) taken in connection therewith (including Depositary having accepted such appointment or by reason of its carrying out of any of the terms of this Agreement), and agrees to reimburse the Indemnified Persons for all of their expenses, including reasonable fees and expenses of counsel and court costs, incurred by reason of any position or action taken (or omitted) by the Indemnified Persons pursuant to this Agreement or in connection with any action brought to interpret or enforce the provisions of this Agreement or any part thereof, except to the extent that any such claim, loss, liability, damage, cost or expense results from an Indemnified Person’s own gross negligence or willful misconduct, and (ii) in the event that Borrower fails to indemnify Depositary pursuant to clause (i) of this Section 4.6.7, the Administrative Agent agrees to promptly reimburse Depositary for the amount of any overdraft in any Account arising as a result of Depositary’s reversal of provisional credit for any Item or for Depositary’s adjustment or correction of any posting or encoding error. Notwithstanding the Administrative Agent’s obligation to reimburse Depository pursuant to the immediately preceding sentence, Depositary will immediately after any such reimbursement by Administrative Agent (a) request such reimbursement from Borrower, (b) use commercially reasonable efforts to collect any such reimbursement from Borrower (provided if there is a Bankruptcy Event existing with respect to Borrower, then no such efforts to collect are required) and (c) transfer any such reimbursement collected from Borrower, if any, to the Administrative Agent to an account specified by the Administrative Agent. The reimbursement obligation of the Administrative Agent created under this Section 4.6.7 shall be limited to the amount of funds transferred by Depositary pursuant to this Agreement to the Administrative Agent, a Secured Party or to any third party. The above indemnification provision shall survive any termination of this Agreement including any termination under any bankruptcy or similar law or the earlier resignation or removal of Depositary or the resignation or removal of Depositary.

(b) The parties hereto hereby agree that no Indemnified Person shall be liable to such parties for any actions taken by any Indemnified Person pursuant to and in compliance with the terms hereof except in respect of any liability or expenses incurred by the parties hereto arising from such Indemnified Person’s gross negligence or willful misconduct. Each of the parties to this Agreement (for itself and any Person claiming through it) hereby releases, waives, discharges, exculpates and covenants not to sue any Indemnified Person for any action taken or omitted under this Agreement except to the extent caused by such Indemnified Person’s gross negligence or willful misconduct. Notwithstanding anything in this Agreement to the contrary, in no event shall Depositary be liable to Borrower or to any Secured Party for special, indirect or consequential loss or damage of any kind whatsoever (including lost profits) arising out of this Agreement and the transactions contemplated hereby, even if Depositary has been advised of the likelihood of such loss or damage and regardless of the form of action.

(c) Except for actions expressly required hereunder for which indemnification is provided pursuant to Section 4.6.7(a), including, without limitation, complying with entitlement orders and instructions originated by the Collateral Agent, each Indemnified Person shall be fully justified in refusing to take or continuing to take any action hereunder unless a confirmation was given satisfactory to Depositary that the indemnities theretofore provided in Section 4.6.7(a) remain in effect or that a new indemnity substantially similar to such indemnities has been provided. Any Indemnified Person may consult with legal counsel of its own selection in the event of any dispute or question as to the construction of this Agreement or the Indemnified Person’s duties hereunder, and the Indemnified Person shall incur no liability and shall be fully protected in acting in accordance with the advice, written opinion and instructions of such counsel.

4.6.8 Court Orders. Depositary is hereby authorized, to obey and comply with all writs, orders, judgments or decrees issued by any court, regulatory authority or administrative agency affecting any money, documents or things held by Depositary. Depositary shall not be liable to any of the parties hereto, their successors, heirs or personal representatives by reason of Depositary’s compliance with such writs, orders, judgments or decrees, notwithstanding that such writ, order, judgment or decree may later be reversed, modified, set aside or vacated.

4.6.9 Resignation and Termination. Depositary may at any time resign by giving notice to each other party to this Agreement, such resignation to be effective upon the appointment of a successor depositary agent as provided below. Depositary also reserves the right to unilaterally terminate this Agreement with immediate effect if Depositary determines (in its sole discretion) that it is (x) obligated to terminate this Agreement or close an Account under statute, rule, regulation, request of a regulatory authority, or any court order or (y) in the event of suspected fraud, bad faith or illegal or suspicious activity in connection with the Accounts. If Depositary exercises its right to unilaterally terminate this Agreement pursuant to the immediately preceding sentence, all funds on deposit in the Accounts or credited to the Accounts shall be immediately transferred by Depositary to the Administrative Agent. Administrative Agent may, upon [***] day prior notice to Depositary, remove Depositary (x) without the consent of Borrower if an “Event of Default” under the Credit Agreement has occurred and is continuing or (y) with the consent of Borrower at all other times, in each case, by giving notice to each other party to this Agreement, such removal to be effective upon the appointment of a successor depositary agent as provided below.

(b) In the event of any resignation or removal of Depositary, a successor depositary agent, which shall be a bank or trust company organized under the laws of the United States America, the State of New York or the State of Delaware, having a corporate trust office in the State of New York or the State of Delaware and a capital and surplus of not less than $[***] shall be appointed by Administrative Agent after consultation with Borrower. If a successor depositary agent shall not have been appointed and accepted its appointment as depositary agent within [***] days after such notice of resignation of Depositary or such notice of removal of Depositary, Depositary, Administrative Agent or Borrower may apply (at the sole cost and expense of Borrower) to any court of competent jurisdiction to appoint a successor depositary agent to act until such time, if any, as a successor depositary agent shall have accepted its appointment as provided above. A successor depositary agent so appointed by such court shall

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immediately and without further act be superseded by any successor depositary agent appointed by Administrative Agent, after consultation with Borrower, as provided above. Any such successor depositary agent shall be capable of acting as a “securities intermediary” (within the meaning of Section 8-102(14) of the UCC) and shall deliver to each party to this Agreement a written instrument accepting such appointment and thereupon such successor depositary agent shall succeed to all the rights and duties of Depositary under this Agreement and shall be entitled to receive the Accounts from the predecessor Depositary.

(c) Upon the replacement of Depositary hereunder, all investments and other amounts held by it or credited to Accounts pursuant to this Agreement shall be transferred to such successor depositary agent. In the event of the resignation or termination of Depositary, Depositary shall be entitled to its fees and expenses in accordance with the terms hereof up to the time such resignation or termination becomes effective in accordance with this Section 4.6.9.

4.6.10 Directions and Instructions to Depositary. Except for the obligations of Depositary expressly required to be performed by it hereunder, Depositary shall not be required to take or omit to take any action, or to give any consent, hereunder unless it shall have been directed to do so by Administrative Agent or by Collateral Agent pursuant to the terms of this Agreement. All directions or instructions required or permitted to be given by any party to another party hereunder, including any Account Withdrawal Instruction, shall be given in writing and shall be effective only if given in writing. All such directions and instructions given by Borrower, Administrative Agent and Collateral Agent to Depositary pursuant to this Agreement shall be executed by an authorized signatory (each, an “Authorized Signatory”) of Borrower, Administrative Agent or Collateral Agent, as applicable. No person shall be deemed to be an Authorized Signatory of Borrower, Administrative Agent or Collateral Agent unless such person is named on a certificate of incumbency delivered to Depositary on the date hereof or is otherwise named in a notice signed by an Authorized Signatory and delivered by Borrower, Administrative Agent or Collateral Agent, as applicable, to Depositary at any time subsequent to the date hereof in all cases in form reasonably satisfactory to Depositary. Collateral Agent hereby authorizes Administrative Agent to give directions and instruction to Depositary.

4.6.11 Individual Capacity. Deutsche Bank Trust Company Americas may engage or be interested in any financial or other transactions with any party to this Agreement and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of such Persons as freely as if it were not Depositary hereunder.

4.6.12 Duties. Depositary shall act as a depositary agent and securities intermediary, only and shall not be responsible or liable in any manner for soliciting any funds or for the sufficiency, correctness, genuineness or validity of any funds or securities deposited with or held by it, except in the case of its gross negligence, willful misconduct or bad faith. In the event of any dispute as to the construction or interpretation of any provision of this Agreement, Depositary shall be entitled to consult with and obtain advice from legal counsel of its own selection.

4.6.13 Succession. Any entity into which Depositary may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which Depositary shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of Depositary shall be the successor of Depositary hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

4.7 Remedies. If an Event of Default shall have occurred and be continuing:

(a) Collateral Agent may exercise in respect of the Accounts, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC at that time, including the right to proceed to protect and enforce the rights vested in it by this Agreement, to sell, liquidate or otherwise dispose of any or all of the Accounts, and to cause the Accounts to be sold, liquidated or otherwise disposed of, in each case in such manner as Collateral Agent may elect; and

(b) the proceeds of any financial assets credited to or held in any Account and all cash proceeds received by Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Accounts shall be applied (after payment of any amounts payable to Depositary pursuant to the terms hereof) by Collateral Agent against all or any part of Borrower’s Obligations.

Any surplus of such amounts or proceeds remaining after payment in full of all the Obligations shall be applied as directed by Borrower. No right, power or remedy herein conferred upon or reserved to Administrative Agent, Collateral Agent or the other Secured Parties is intended to be exclusive of any other right, power or remedy and every such right, power and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right, power and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Resort to any or all security now or hereafter held by Administrative Agent, Collateral Agent or the other Secured Parties may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both.

4.8 Costs, Expenses and Attorneys’ Fees. Borrower shall pay to Depositary all reasonable costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Depositary in connection with (a) any suit or proceeding related to or arising out of this Agreement or the transactions contemplated hereby, (b) the performance by Depositary of any of its agreements or obligations contained herein, (c) any exercise by Depositary of its rights or remedies hereunder or (d) the purchase by Depositary of Permitted Investments as contemplated by Section 2.2 (except in each case, arising out of and to the extent of any breach of Section 4.6.5 by or the gross negligence or willful misconduct of Depositary). Borrower shall pay the reasonable costs and expenses of Depositary’s external legal counsel in connection with its review of this Agreement on behalf of Depositary or in connection with Depositary’s performance hereunder.

4.9 Additional Rights of Collateral Agent and Depositary. The following rights stated in this Section 4.9 are in furtherance, and not in limitation, but without duplication, of any other rights of Collateral Agent and Depositary set forth elsewhere in this Agreement.

4.9.1 Actions. Neither Collateral Agent nor Depositary shall be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured it. Neither Collateral Agent nor Depositary shall be liable for any error of judgment or for any act done or step taken or omitted by it in good faith or for any mistake of fact or law or for anything which Collateral Agent or Depositary may do or refrain from doing in connection herewith, except in the case of its own gross negligence or willful misconduct. Depositary shall have duties only as expressly set forth herein and the duties under the UCC of a securities intermediary or bank, as applicable. Neither Collateral Agent nor Depositary shall have any liability for losses with respect to Permitted Investments authorized by this Agreement. Nothing herein contained shall be deemed to obligate the Depositary to deliver any cash, instruments, documents or any other property referred to herein, unless the same shall have first been received by the Depositary pursuant to this Agreement. The Depositary shall be under no liability to any party hereto by reason of any failure on the part of any other party hereto or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person’s obligations under any such document. The Depositary will incur no liability if, by reason of any provision of any present or future law or regulation thereunder, or by any force majeure event, including natural disaster, act of terrorism, war or other circumstances beyond its reasonable control, the Depositary will be prevented or forbidden from doing or performing any act or thing which the terms of this Agreement provide will or may be done or performed.

4.9.2 No Responsibility for Statements, Etc. To the fullest extent permitted by law, neither Collateral Agent nor Depositary nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be responsible in any manner to any of the other Secured Parties for (a) any recitals, statements, representations or warranties made by Borrower or any representative thereof or any other Person contained in any other document or in any certificate, report or statement referred to in, or received by Depositary under or in connection with, this Agreement, except to the extent any such recital, statement, representation or warranty was made in reasonable reliance upon a recital, statement, representation or warranty made by Collateral Agent or Depositary (or any representative thereof), (b) the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Collateral or (c) any failure of Borrower to perform its obligations hereunder or for the value of any investment made in connection herewith. Neither Collateral Agent nor Depositary shall be under any obligation to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any other agreement or to inspect the properties, books or records of Borrower. Depositary shall not be charged with knowledge of any provision of the Credit Agreement.

4.9.3 Collateral. Except as expressly provided hereunder, nothing in this Agreement shall be interpreted as giving Collateral Agent or Depositary responsibility for or any duty concerning the validity, perfection, priority or enforceability of any Lien on any Collateral, or giving Collateral Agent or Depositary any obligation to take any action to procure or maintain such validity, perfection, priority or enforceability.

4.10 Non-Business Days. If Depositary shall be required under this Agreement or pursuant to any directions given by Borrower, Administrative Agent or Collateral Agent to make any withdrawal, disbursement, transfer or payment on a day other than a Business Day, Depositary shall make such withdrawal, disbursement, transfer or payment on the next succeeding Business Day.

ARTICLE 5.

TERMINATION OF AGREEMENT

The rights and powers granted herein to each of Administrative Agent and Collateral Agent have been granted in order, among other things, to perfect Collateral Agent’s security interests in the Accounts and to permit Administrative Agent to carry out its duties under the Credit Agreement, are powers coupled with an interest, and will neither be affected by the bankruptcy of Borrower or any other Person nor by the lapse of time. Except as otherwise provided herein, the obligations of Depositary hereunder shall continue in effect until the security interests of Collateral Agent in the Accounts have been terminated, and Collateral Agent has notified Depositary of such termination. Failure of Collateral Agent to so notify Depositary shall not affect the rights of Borrower hereunder. When the Credit Agreement has expired or has otherwise earlier terminated and all Obligations, other than those obligations which expressly survive the termination of the Credit Documents, have been indefeasibly satisfied in full, and all commitments under the Credit Agreement have terminated, all right, title and interest of Collateral Agent in the Accounts shall revert to Borrower. At such time, (i) Administrative Agent and Collateral Agent shall jointly notify Depositary to, and upon such notification Depositary shall, pay any amounts (including Permitted Investments) then remaining in any of the Accounts, minus any amounts due and owing Depositary hereunder, to an account designated by Borrower to Depositary, (ii) Borrower shall notify all Persons who are expected to make payments to it to remit such payments to the order of Borrower and not to the Accounts, and (iii) the Accounts shall be closed. If any funds are received by Collateral Agent or Depositary for deposit in any Account after such Account is closed in accordance with the preceding sentence or the relevant provisions of Article 3, Collateral Agent or Depositary, as applicable, shall promptly remit such funds to (or at the direction of) Borrower, in the form received, with any necessary endorsements.

ARTICLE 6.

MISCELLANEOUS

6.1 Notices. Each notice, instruction, entitlement order, request or other document delivered hereunder shall be in writing. Each Account Withdrawal Instruction shall be delivered by First Class mail (postage prepaid), in person, by facsimile to Depositary at the office or to the facsimile number specified in this Section or hereafter provided in writing or by email if such

Account Withdrawal Instruction is contained in an email transmittal as an executed instrument, in portable document format (.pdf) or otherwise. Any communications between the parties hereto or notices provided herein to be given shall be given to the following addresses:

If to Depositary or Collateral Agent:	Deutsche Bank Trust Company Anericas
60 Wall Street
MSNYC 60-2710
New York, NY 10005
Attention: Trust and Agency Services
Fax: [***]
Phone: [***]
Email: [***]

If to Administrative Agent:	PE12GVVC (Bloom PPA) Ltd.
c/o Alberta Investment Management Corp.
1100 – 10830 Jasper Avenue
Edmonton, AB T5J 2B3
Canada
Attn: [***]
Fax: [***]
Phone: [***]
Email: [***]

If to Borrower:	2012 V PPA Project Company, LLC
c/o Bloom Energy Corporation
1299 Orleans Drive
Sunnyvale, CA 94089
Attn: [***]
Fax: [***]
Phone: [***]
Email: [***]

Any notice or other communication herein required or permitted to be given shall be in writing, and shall be deemed effective only if given in writing, and shall be considered as properly given (a) if delivered in person, (b) if sent by overnight courier service (including Federal Express, UPS and other similar overnight delivery services), (c) if mailed by first class United States Mail, postage prepaid, registered or certified with return receipt requested, (d) if sent by facsimile, with the original sent by other means set forth in this Section 6.1, or (e) other electronic means (including email and Internet or intranet websites); provided, that the foregoing clause (e) shall not apply to notices if the party to receive the notice has notified the other parties that it is incapable of receiving notices by electronic communication or if no email address is given above or later provided. Notices delivered in person or overnight courier service, or mailed by registered or certified mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given upon the sender’s receipt of an acknowledgement from the intended recipient (such as by return facsimile, email or other written acknowledgement). With respect to electronic

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communications, (i) notices and other communications sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgement); provided, that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its email address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

For the purposes hereof, the address of each party hereto shall be the address specified in this Section, provided, that any party shall have the right to change its address for notice hereunder to any other location within the continental United States by giving of [***] days’ notice to the other parties in the manner set forth above.

6.2 Benefit of Agreement. Nothing in this Agreement, expressed or implied, shall give or be construed to give to any Person other than the parties hereto and the Secured Parties any legal or equitable right, remedy or claim under this Agreement, or under any covenants and provisions of this Agreement, each such covenant and provision being for the sole benefit of the parties hereto and the Secured Parties.

6.3 Delay and Waiver. No failure or delay by Administrative Agent, Collateral Agent or Depositary in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of each of Administrative Agent and Collateral Agent hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 6.4, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

6.4 Amendments. No provision of this Agreement may be waived, amended, supplemented or otherwise modified, except by a written instrument signed by each of the parties hereto.

6.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE LIEN AND SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR ACCOUNT ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. REGARDLESS OF ANY PROVISION IN ANY OTHER AGREEMENT, FOR PURPOSES OF THE UCC, THE “SECURITIES INTERMEDIARY’S JURISDICTION” OF DEPOSITARY WITH RESPECT TO THE ACCOUNTS IS THE STATE OF NEW YORK.

[***] Confidential Treatment Requested

6.6 Consent to Jurisdiction. Administrative Agent, Collateral Agent, Depositary and Borrower agree that any legal action or proceeding by or against Borrower or with respect to or arising out of this Agreement may be brought in or removed to the courts of the State of New York, in and for the County of New York, or of the United States of America for the Southern District of New York in the Borough of Manhattan, as each of them respectively may elect. By execution and delivery of this Agreement, Administrative Agent, Collateral Agent, Depositary and Borrower accept, for themselves and in respect of their property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Administrative Agent, Collateral Agent, Depositary and Borrower irrevocably consent to the service of process out of any of the aforementioned courts in any manner permitted by law. Nothing herein shall affect the right of Administrative Agent, Collateral Agent or Depositary to bring legal action or proceedings in any other competent jurisdiction. Administrative Agent, Collateral Agent, Depositary and Borrower hereby waive any right to stay or dismiss any action or proceeding under or in connection with this Agreement brought before the foregoing courts on the basis of forum non-conveniens.

6.7 WAIVER OF JURY TRIAL. BORROWER, DEPOSITARY, COLLATERAL AGENT AND ADMINISTRATIVE AGENT HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF BORROWER, DEPOSITARY, COLLATERAL AGENT OR ADMINISTRATIVE AGENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT.

The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that (i) this waiver is a material inducement to enter into a business relationship, (ii) it has already relied on this waiver in entering into this Agreement, and (iii) it will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 6.7 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

6.8 Severability. Any provision of this Agreement that is invalid, illegal, prohibited or unenforceable in any respect in any jurisdiction, shall as to such jurisdiction be ineffective to the extent of such invalidity, illegality, prohibition or unenforceability without affecting, invalidating or impairing the validity, legality and enforceability of the remaining provisions hereof; and any such invalidity, illegality, prohibition or unenforceability in any jurisdiction shall not affect, invalidate or impair such provision in any other jurisdiction.

6.9 Headings. Article and Section headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such Article and Section headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

6.10 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that (a) Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Collateral Agent and Administrative Agent, and (b) Depositary may only assign or otherwise transfer any of its rights or obligations hereunder in accordance with the terms of this Agreement (including Section 4.6).

6.11 Entire Agreement. This Agreement and any agreement, document or instrument attached hereto or referred to herein among the parties hereto integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect of the subject matter hereof. In the event of any conflict between the terms, conditions and provisions of this Agreement and any such agreement, document or instrument, the terms, conditions and provisions of this Agreement shall prevail; provided, however, that Depositary shall not be charged with knowledge of any agreement to which it is not a party.

6.12 Survival of Agreements. All covenants, agreements, representations and warranties made by Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement, and shall continue in full force and effect so long as this Agreement has not been terminated in accordance with the terms hereof. The provisions regarding the payment of expenses and indemnification obligations, including Section 4.6.7, shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the termination of this Agreement or any provision hereof or the resignation or removal of Depositary.

6.13 Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

6.14 Patriot Act.

The parties hereto acknowledge that in order to help the United States government fight the funding of terrorism and money laundering activities, pursuant to Federal regulations that became effective on October 1, 2003 (Section 326 of the USA PATRIOT Act) all financial institutions are required to obtain, verify, record and update information that identifies each person establishing a relationship or opening an account. The parties to this Agreement agree that they will provide to the Collateral Agent/Depositary such information as it may request, from time to time, in order for the Collateral Agent/Depositary to satisfy the requirements of the USA PATRIOT Act, including but not limited to the name, address, tax identification number and other information that will allow it to identify the individual or entity who is establishing the relationship or opening the account and may also ask for formation documents such as articles of incorporation or other identifying documents to be provided

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEEREOF, the parties hereto, by their officers duly authorized, intending to be legally bound, have caused this Depositary Agreement to be duly executed and delivered as of the date first above written.

2012 V PPA PROJECT COMPANY, LLC, a
Delaware limited liability company
As Grantor

By:
Name:
Title:

[DEPOSITARY AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, intending to be legally bound, have caused this Depositary Agreement to be duly executed and delivered as of the date first above written.

2012 V PPA PROJECT COMPANY, LLC, a
Delaware limited liability company
as Grantor

By:
Name:
Title:

PE12GVVC (BLOOM PPA) LTD.,
as Administrative Agent

By:	/s/ Jagdeep Singh Bachher
Name: Jagdeep Singh Bachher
Title: Director

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Depositary

By:	Deutsche Bank National Trust Company

By:
Name:
Title:

By:
Name:
Title:

[DEPOSITARY AGREEMENT SIGNATURE PAGE]

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Agent and Depositary

By: DEUTSCHE BANK NATIONAL TRUST COMPANY

By:	/s/ Wanda Camacho
Name: Wanda Camacho
Title: Vice President

By:	/s/ Rodney Gaughan
Name: Rodney Gaughan
Title: Vice President

[DEPOSITARY AGREEMENT SIGNATURE PAGE]

EXHIBIT A

to Depositary Agreement

FORM OF ACCOUNT WITHDRAWAL INSTRUCTION

Date: [            ], 201

[SEE NOTICE ADDRESS ABOVE]

Re:	2012 V PPA PROJECT COMPANY, LLC – Account Withdrawal Instruction

Ladies and Gentlemen:

This Account Withdrawal Instruction is delivered pursuant to the Depositary Agreement, dated as of February 21, 2013 (the “Depositary Agreement”), by and among 2012 V PPA PROJECT COMPANY, LLC, a Delaware limited liability company (“Borrower”), Deutsche Bank Trust Company Americas, as the depositary agent, bank and securities intermediary (in such capacity, “Depositary”) and as collateral agent (in such capacity, “Collateral Agent”) and PE12GVVC (BLOOM PPA) LTD., as administrative agent (in such capacity, “Administrative Agent”). Unless otherwise defined herein or unless the context otherwise requires, terms used in this Account Withdrawal Instruction have the meanings provided in the Depositary Agreement.

In this Account Withdrawal Instruction, Depositary is hereby directed to withdraw funds from the following Accounts and apply such funds as provided herein:

Account from which to withdraw/transfer	Withdrawal/Transfer Date	Amount to be withdrawn/ transferred	Account/Person to be Transferred to, including address or wire transfer information, as applicable	Purpose

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IN WITNESS WHEREOF, this Account Withdrawal Instruction is duly executed and delivered by a duly authorized representative of Administrative Agent as of the date first above written.

PE12GVVC (BLOOM PPA) LTD.,
as Administrative Agent

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

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EXHIBIT B

to Depositary Agreement

RULES OF INTERPRETATION

1. The singular includes the plural and the plural includes the singular. The definitions of terms apply equally to the singular and plural forms of the terms defined.

2. The word “or” is not exclusive.

3. A reference to a Governmental Rule includes any amendment or modification to such Governmental Rule (including any successor Governmental Rules and section references to such Governmental Rule shall be construed to refer to any successor sections), and all regulations, rulings and other Governmental Rules promulgated under such Governmental Rule.

4. A reference to a Person includes its permitted successors, permitted replacements and permitted assigns.

5. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

6. The words “include,” “includes” and “including” are not limiting.

7. A reference in a document to an Article, Section, Exhibit, Schedule, Annex or Appendix is to the Article, Section, Exhibit, Schedule, Annex or Appendix of such document unless otherwise indicated. Exhibits, Schedules, Annexes or Appendices to any document shall be deemed incorporated by reference in such document. In the event of any conflict between the provisions of this Agreement (exclusive of the Exhibits, Schedules, Annexes and Appendices thereto) and any Exhibit, Schedule, Annex or Appendix thereto, the provisions of this Agreement shall control.

8. References to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, amended and restated, modified and supplemented from time to time and in effect at any given time.

9. The words “hereof,” “herein” and “hereunder” and words of similar import when used in any document shall refer to such document as a whole and not to any particular provision of such document.

10. References to “days” shall mean calendar days, unless the term “Business Days” shall be used.

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11. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “will” has the same meaning and effect as the word “shall.”

12. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.”

13. A reference to a time of day refers to the prevailing time in New York City.

14. If, at any time after the Closing Date, Moody’s or S&P shall change its respective system of classifications, then any Moody’s or S&P “rating” referred to herein shall be considered to be at or above a specified level if it is at or above the new rating which most closely corresponds to the specified level under the old rating system.

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